UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________


                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 25, 2004

                                   __________


                             SIGA Technologies, Inc.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                    0-23047                  13-3864870
           --------                    -------                  ----------

(State or other Jurisdiction of    (Commission File          (I.R.S. Employer
Incorporation or Organization)         Number)            Identification Number)


420 Lexington Avenue, Suite 601, New York, New York                  10170
---------------------------------------------------                  -----

      (Address of Principal Executive Offices)                     (Zip Code)


                                 (212) 672-9100
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 7.01.  Other Events and Required FD Disclosure.
            ----------------------------------------

      On August 25, 2004, SIGA Technologies, Inc., a Delaware corporation, issued a press release pursuant to which it announced the receipt of two grants totaling approximately $12 million from the National Institutes of Health, which will be received over the next two years and will support the development of the biowarfare defense assets recently acquired from ViroPharma Incorporated. A copy of the press release is attached hereto as
Exhibit 99.1, which is incorporated in this Item 7.01 by reference.



ITEM 9.     Financial Statements and Exhibits
            ---------------------------------

(c)   Exhibits

      Exhibit No.       Description
      -----------       -----------

      99.1              Press Release dated August 25, 2004.



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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SIGA TECHNOLOGIES, INC.


                                    By:   /s/ Thomas N. Konatich
                                          ----------------------
                                          Thomas N. Konatich
                                          Chief Financial Officer

Date: August 25, 2004



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                                  EXHIBIT INDEX
                                  -------------

Exhibit Number    Description
--------------    -----------

      99.1              Press Release dated August 25, 2004.



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